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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report: March 28, 2001
                        (Date of earliest event reported)


                                  FC BANC CORP.
                              --------------------
                    (Exact name as specified in its charter)



           Ohio                           0-25616              34-17178070
----------------------------            -----------         ------------------
(State or other jurisdiction            (Commission          (I.R.S. Employer
      of incorporation)                 File Number)        Identification No.)


     123 North Sandusky Avenue, Box 567, Bucyrus, Ohio         44820-0567
     -------------------------------------------------         ----------
         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (419) 562-7040
                                                            -------------


            105 Washington Square, Box 567, Bucyrus, Ohio 44820-0567
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.


     On March 28, 2001 the Registrant announced that it is commencing a stock repurchase program to acquire up to 30,000 shares of the Company's outstanding common stock. The Company currently has approximately 600,497 shares outstanding. For additional information, reference is made to the Registrant's press release dated March 28, 2001 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


     Exhibit 99.1 -- Press Release dated March 28, 2001





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FC BANC CORP.



                                      By: /s/  G.W. Holden
                                          ---------------------------
                                          G.W. Holden
                                          President and Chief Executive Officer


Date:  March 28, 2001